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                               RYDEX SERIES FUNDS

                            U.S. GOVERNMENT BOND FUND
                                    JUNO FUND

                     SUPPLEMENT DATED MARCH 12, 2001 TO THE
    RYDEX SERIES FUNDS INVESTOR CLASS AND ADVISOR CLASS PROSPECTUSES, DATED
                 AUGUST 1, 2000, AS SUPPLEMENTED OCTOBER 9, 2000


This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The time as of which the NAV is determined for the U.S. Government Bond and Juno Funds has been changed from the close of normal trading on the Chicago Board of Trade (normally, 3:00 p.m., Eastern Time) to the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). Because of this change, the cut-off times for purchases, exchanges and redemptions for these Funds will also be changed from 2:45 p.m. to 3:45 p.m.

                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE